UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of Registered
Management Investment Companies

Investment Company Act File Number: 811-604

Washington Mutual Investors Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
 Secretary
Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (202) 842-5665

Date of fiscal year end:  April 30, 2010

Date of reporting period:  October 31, 2009

ITEM 1.  Reports to Stockholders.

Semi-annual report dated October 31, 2009

The right choice for the long term¨
Washington Mutual Investors Fund
Semi-annual report for the six months ended October 31, 2009

Washington Mutual Investors Fundsm seeks to provide income and growth of principal through investments in quality common stocks.

This Fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge
Average annual total return	—	–1.16%	1.65%
Cumulative total return	–16.79%	–5.67	17.73

The total annual Fund operating expense ratio was 0.67% for Class A shares as of the most recent fiscal year end. This figure does not reflect the fee waivers described below. Therefore, the actual expense ratio for the period was lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager waived a portion of their management fees from September 1, 2004 through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 22 to 27 for details.

Results for other share classes can be found on page 32.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the Fund.

Fellow shareholders:

During the six-month reporting period ended October 31, 2009, the financial markets and the economy began to recover from the severe downturn in 2008 and early 2009. On March 9, 2009, the unmanaged Standard & Poor’s 500 Composite Index reached its lowest point since September 1996. Since that bottom, the S&P 500 posted the strongest gain in the first five months of any market recovery since the 1930s. Washington Mutual Investors Fund rose 17.8% for the six-month period ended October 31, 2009, with dividends reinvested. By comparison, the S&P 500 gained 20.0%. The Fund has, during this period, continued its investment emphasis on large-cap, high-quality companies that pay dividends; however, these stocks sometimes lagged behind smaller and lower dividend-paying stocks within the S&P 500. The Fund often lags behind smaller company stocks during the early phase of strong market recoveries.

For the longer term, the Fund continued to outpace the broad market. For the 10 years ended October 31, the Fund showed a cumulative total return of 17.7%, while the S&P 500 posted a cumulative loss of 9.1%. Over its 57-year life span, Washington Mutual Investors Fund has had an average annual total return of 11.6%, compared with 10.3% by the S&P 500.

The U.S. government’s vigorous response to the near collapse of the credit markets and financial system has helped to restore confidence in financial markets. The Federal Reserve has maintained its target federal funds rate at near zero and lent important support through several lending, guarantee and asset purchase programs. As a result, the financial system is working much more normally today, a significant factor for improvement in the overall economy.

Economic activity has picked up during the past several months. After falling for four straight quarters, the nation’s gross domestic product (GDP) grew 2.8% in the third quarter of 2009. Government stimulus programs can be expected to continue to help the economy well into 2010 but will trail off as time passes.

Consumer spending, the largest component of the nation’s economy, increased in the third quarter, contributing positively to the GDP gain. Existing- and new-home sales have been increasing, and home price declines have slowed down or are leveling off in some areas. Employment data remains grim, however, as the jobless rate rose to 10.2% in October. While the rate at which the economy loses jobs continues to decrease, approximately 15.7 million people are now unemployed. In the short run, high unemployment and higher personal savings rates point toward a more sluggish growth than has occurred in the aftermath of most recessions, but are characteristic of recoveries following financial crises.

Over the six-month period since our last report, the percentage of the Fund’s assets invested in particular industry sectors has not changed significantly. Our largest sectors are industrials (15.7%), energy (15.2%) and health care (14.7%). Energy, health care and utility holdings increased somewhat, while information technology decreased. The Fund has continued its emphasis on dividend-paying companies and providing above-average equity income to its shareholders. The recession has, however, caused many companies to suspend or reduce their dividends. In fact, total dividends on S&P 500 companies declined 20% in the 12 months through October 31, 2009. As a result, the Fund reduced its dividend by one-half cent per share in June.

The Fund made a number of changes in its holdings during the six-month period ended October 31, 2009. Ten new companies appear in the portfolio: BB&T, Consolidated Edison, Dow Chemical, Duke Energy, FirstEnergy, Leggett & Platt, Mattel, McGraw-Hill Companies, Norfolk Southern and Sysco. Twenty were eliminated: Apache, Bank of America, Bard, Cisco Systems, EOG Resources, Hershey, Ingersoll-Rand, Lincoln National, McKesson, NIKE, Nokia, Public Service Enterprise Group, Raytheon, SAP, Sara Lee, Target, Union Pacific, Vulcan Materials, Wyeth and XL Capital.

Looking ahead, a stronger economy should provide a more solid foundation for still better stock market returns. The stock market fell very steeply during the financial crisis, as many investors sold stocks indiscriminately. As we are seeing, once fear subsided, a strong market recovery occurred. But the speed and extent of the economic recovery is far from clear.

Katherine D. Ortega, who served as a member of the Fund’s advisory board for three years and as an independent director for eight years, has reached the Fund’s mandatory retirement age and will retire in December. Ms. Ortega, Treasurer of the United States in the 1980s, was the Fund’s audit committee financial expert as well as co-chair of the audit committee. We thank her for her leadership and many contributions to the Fund.

At the Fund’s shareholder meeting, on November 24, 2009, two new independent directors were elected. Mary Davis Holt is a leadership consultant and partner at Flynn Heath Holt Leadership, LLC and is the former chief operations officer and senior executive vice president of Time Life Inc. Dr. Lydia W. Thomas is the former president and chief executive officer of Noblis, a nonprofit science, technology and strategy organization. Dr. Thomas is on the board of directors of several corporations and organizations. Results of all matters at the shareholder meeting can be found on the inside back cover.

As always, we welcome your comments and questions.

Cordially,

James H. Lemon, Jr. Vice Chairman of the Board	Jeffrey L. Steele President of the Fund

December 9, 2009

For current information about the Fund, visit americanfunds.com.

Investment portfolio October 31, 2009	unaudited

Industry sector diversification	Percent of net assets	Ten largest holdings	Percent of net assets
Industrials	15.68%	Chevron	5.39%
Energy	15.19	Royal Dutch Shell	3.95
Health care	14.72	Verizon	3.83
Utilities	10.09	AT&T	3.62
Consumer staples	8.90	Merck	3.24
Information technology	8.05	McDonald’s	2.63
Financials	7.59	Coca-Cola	2.63
Telecommunication services	7.45	Abbott Laboratories	2.47
Consumer discretionary	6.87	United Technologies	2.43
Materials	3.67	Johnson & Johnson	2.24
Miscellaneous	.24
Short-term securities & other assets less liabilities	1.55

Common stocks — 98.45%	Shares	Value (000)	Percent of net assets
Energy — 15.19%
Baker Hughes Inc.	4,150,000	$ 174,590.37%
Chevron Corp.	33,576,800	2,569,968	5.39
ConocoPhillips	19,650,000	986,037	2.07
Exxon Mobil Corp.	6,065,000	434,679.91
Halliburton Co.	15,910,000	464,731.97
Hess Corp.	2,140,000	117,144.24
Marathon Oil Corp.	8,000,000	255,760.54
Occidental Petroleum Corp.	900,000	68,292.14
Royal Dutch Shell PLC, Class A (ADR)	886,700	52,679
Royal Dutch Shell PLC, Class B (ADR)	31,520,000	1,833,203	3.95
Schlumberger Ltd.	4,700,000	292,340.61
		7,249,423	15.19

Materials — 3.67%
Air Products and Chemicals, Inc.	4,000,000	308,520.65
Alcoa Inc.	9,000,000	111,780.24
Dow Chemical Co.	21,757,826	510,874	1.07
E.I. du Pont de Nemours and Co.	9,100,000	289,562.61
Monsanto Co.	880,000	59,118.12
PPG Industries, Inc.	2,300,000	129,789.27
Praxair, Inc.	3,500,000	278,040.58
Weyerhaeuser Co.	1,690,000	61,415.13
		1,749,098	3.67

Industrials — 15.68%
3M Co.	1,200,000	88,284.18
Avery Dennison Corp.	325,497	11,604.02
Boeing Co.	22,093,200	1,056,055	2.21
Burlington Northern Santa Fe Corp.	2,700,000	203,364.43

	Shares	Value (000)	Percent of net assets
Caterpillar Inc.	2,000,000	$ 110,120.23%
Deere & Co.	3,750,000	170,812.36
Eaton Corp.	2,712,000	163,940.34
Emerson Electric Co.	9,340,063	352,587.74
General Dynamics Corp.	2,950,000	184,965.39
General Electric Co.	24,500,000	349,370.73
Honeywell International Inc.	8,300,000	297,887.62
Illinois Tool Works Inc.	5,980,000	274,602.58
Lockheed Martin Corp.	1,750,000	120,383.25
Masco Corp.	9,227,813	108,427.23
Norfolk Southern Corp.	2,200,000	102,564.21
Northrop Grumman Corp.	13,400,000	671,742	1.41
Pitney Bowes Inc.	10,274,000	251,713.53
Rockwell Automation	3,000,000	122,850.26
Southwest Airlines Co.	7,120,900	59,816.13
Tyco International Ltd.	12,143,750	407,423.85
United Parcel Service, Inc., Class B	18,910,900	1,015,137	2.13
United Technologies Corp.	18,865,000	1,159,254	2.43
Waste Management, Inc.	6,700,000	200,196.42
		7,483,095	15.68

Consumer discretionary — 6.87%
Best Buy Co., Inc.	1,500,000	57,270.12
Gannett Co., Inc.	1,528,518	15,010.03
Harley-Davidson, Inc.	3,950,000	98,434.21
Home Depot, Inc.	16,375,000	410,849.86
Johnson Controls, Inc.	23,798,200	569,253	1.19
Leggett & Platt, Inc.	4,000,000	77,320.16
Limited Brands, Inc.	4,200,000	73,920.15
Lowe’s Companies, Inc.	7,941,500	155,415.33
Mattel, Inc.	5,200,000	98,436.21
McDonald’s Corp.	21,390,000	1,253,668	2.63
McGraw-Hill Companies, Inc.	1,800,000	51,804.11
News Corp., Class A	12,060,000	138,931.29
Nordstrom, Inc.	2,107,608	66,980.14
VF Corp.	2,949,948	209,564.44
		3,276,854	6.87

Consumer staples — 8.90%
Avon Products, Inc.	7,505,600	240,554.50
Clorox Co.	1,000,000	59,230.12
Coca-Cola Co.	23,515,000	1,253,585	2.63
H.J. Heinz Co.	7,000,000	281,680.59
Kimberly-Clark Corp.	2,782,784	170,195.36
Kraft Foods Inc., Class A	26,190,000	720,749	1.51

	Shares	Value (000)	Percent of net assets
Consumer staples (continued)
PepsiCo, Inc.	8,250,000	$ 499,538	1.05%
Procter & Gamble Co.	7,150,800	414,746.87
Sysco Corp.	2,000,000	52,900.11
Walgreen Co.	2,500,000	94,575.20
Wal-Mart Stores, Inc.	9,275,900	460,827.96
		4,248,579	8.90

Health care — 14.72%
Abbott Laboratories	23,335,400	1,180,071	2.47
Aetna Inc.	7,400,000	192,622.40
Baxter International Inc.	3,810,000	205,969.43
Becton, Dickinson and Co.	1,000,000	68,360.14
Bristol-Myers Squibb Co.	29,182,410	636,176	1.33
Cardinal Health, Inc.	12,560,500	355,965.75
Eli Lilly and Co.	28,058,191	954,259	2.00
Johnson & Johnson	18,115,000	1,069,691	2.24
Medtronic, Inc.	11,715,000	418,225.88
Merck & Co., Inc.	50,019,487	1,547,103	3.24
Pfizer Inc	16,133,750	274,758.58
Stryker Corp.	1,650,000	75,900.16
UnitedHealth Group Inc.	1,742,139	45,208.10
		7,024,307	14.72

Financials — 7.59%
Allstate Corp.	9,500,000	280,915.59
American Express Co.	11,900,000	414,596.87
BB&T Corp.	5,815,000	139,037.29
Chubb Corp.	5,000,000	242,600.51
HSBC Holdings PLC (ADR)	4,646,666	257,379.54
JPMorgan Chase & Co.	7,349,100	306,972.64
KeyCorp	7,000,000	37,730.08
Marsh & McLennan Companies, Inc.	26,066,900	611,529	1.28
Moody’s Corp.	2,870,000	67,962.14
PNC Financial Services Group, Inc.	1,645,000	80,506.17
U.S. Bancorp	23,725,600	550,908	1.16
Wells Fargo & Co.	22,897,900	630,150	1.32
		3,620,284	7.59

Information technology — 8.05%
Automatic Data Processing, Inc.	5,155,000	205,169.43
Google Inc., Class A1	450,000	241,254.51
Hewlett-Packard Co.	10,810,000	513,043	1.07
Intel Corp.	37,400,000	714,714	1.50
International Business Machines Corp.	5,035,000	607,271	1.27

	Shares	Value (000)	Percent of net assets
Linear Technology Corp.	8,515,000	$ 220,368.46%
Microsoft Corp.	21,330,000	591,481	1.24
Oracle Corp.	10,298,300	217,294.46
Paychex, Inc.	10,950,000	311,090.65
Texas Instruments Inc.	9,291,000	217,874.46
		3,839,558	8.05

Telecommunication services — 7.45%
AT&T Inc.	67,381,200	1,729,675	3.62
Verizon Communications Inc.	61,750,000	1,827,183	3.83
		3,556,858	7.45

Utilities — 10.09%
Ameren Corp.	1,400,000	34,076.07
American Electric Power Co., Inc.	5,800,000	175,276.37
Consolidated Edison, Inc.	3,000,000	122,040.26
Dominion Resources, Inc.	4,550,000	155,109.32
Duke Energy Corp.	43,100,000	681,842	1.43
Entergy Corp.	9,471,184	726,629	1.52
Exelon Corp.	21,450,100	1,007,297	2.11
FirstEnergy Corp.	11,700,000	506,376	1.06
FPL Group, Inc.	3,500,000	171,850.36
NiSource Inc.	2,500,000	32,300.07
PPL Corp.	18,800,000	553,472	1.16
Southern Co.	14,500,000	452,255.95
Xcel Energy Inc.	10,500,000	198,030.41
		4,816,552	10.09

Miscellaneous — 0.24%
Other common stocks in initial period of acquisition		113,628.24

Total common stocks (cost: $42,044,875,000)		46,978,236	98.45

Short-term securities — 1.53%	Principal amount (000)
Bank of America Corp. 0.18% due 12/8/2009	$ 25,000	24,995.05
E.I. duPont de Nemours and Co. 0.12% due 11/9/20092	10,000	10,000.02
Federal Home Loan Bank 0.09%–0.122% due 11/17/2009–1/13/2010	120,882	120,871.25
Freddie Mac 0.12%–0.275% due 11/9/2009–1/19/2010	54,500	54,496.12
General Electric Capital Corp. 0.10% due 11/2/2009	40,800	40,800.09
Harvard University 0.11%–0.16% due 11/2–11/16/2009	32,764	32,762.07
JPMorgan Chase Funding Inc. 0.18% due 1/27/20102	25,000	24,983
Jupiter Securitization Co., LLC 0.17%–0.19% due 11/4–11/16/20092	81,000	80,996.22

Principal amount (000)		Value (000)	Percent of net assets
NetJets Inc. 0.13%–0.14% due 12/3–12/29/20092	$ 66,150	$ 66,141.14%
Paccar Financial Corp. 0.13% due 11/10/2009	9,000	9,000.02
Procter & Gamble International Funding S.C.A. 0.11%–0.22% due 11/3/20092	37,900	37,900.08
Ranger Funding Co. LLC 0.28% due 11/2/20092	39,108	39,107.08
Straight-A Funding LLC 0.17% due 11/18/20092	50,000	49,996.11
Variable Funding Capital Company LLC 0.19% due 11/18/20092	35,000	34,997.07
Wal-Mart Stores Inc. 0.10%–0.13% due 11/23–12/7/20092	101,090	101,078.21

Total short-term securities (cost: $728,119,000)		728,122	1.53

Total investment securities (cost: $42,772,994,000)		47,706,358	99.98
Other assets less liabilities		9,434.02

Net assets		$47,715,792	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all –such securities was $445,198,000, which represented .93% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements

Statement of assets and liabilities at October 31, 2009	unaudited

(dollars in thousands)
Assets:
Investment securities, at value (cost: $42,772,994)		$47,706,358
Cash		700
Receivables for:
Sales of investments	$230,438
Sales of Fund’s shares	27,744
Dividends	120,339	378,521
		48,085,579
Liabilities:
Payables for:
Purchases of investments	241,990
Repurchases of Fund’s shares	83,067
Management services	11,970
Services provided by affiliates	27,675
Directors’ and advisory board’s deferred compensation	2,020
Other	3,065	369,787
Net assets at October 31, 2009		$47,715,792

Net assets consist of:
Capital paid in on shares of capital stock		$51,027,338
Undistributed net investment income		292,228
Accumulated net realized loss		(8,537,138)
Net unrealized appreciation		4,933,364
Net assets at October 31, 2009		$47,715,792

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 4,000,000 shares, $.001 par value (2,080,661 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$37,018,909	1,612,508	$22.96
Class B	1,385,611	60,778	22.80
Class C	1,737,710	76,398	22.75
Class F-1	1,654,067	72,225	22.90
Class F-2	340,192	14,819	22.96
Class 529-A	821,017	35,810	22.93
Class 529-B	140,263	6,147	22.82
Class 529-C	259,322	11,370	22.81
Class 529-E	47,272	2,070	22.84
Class 529-F-1	41,760	1,824	22.90
Class R-1	55,470	2,433	22.80
Class R-2	635,553	27,954	22.74
Class R-3	1,181,267	51,742	22.83
Class R-4	1,144,953	50,035	22.88
Class R-5	712,359	31,035	22.95
Class R-6	540,067	23,513	22.97

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $24.36 and $24.33, respectively.

See Notes to financial statements

Statement of operations for the six months ended October 31, 2009	unaudited

Investment income:	(dollars in thousands)
Income:
Dividends (net of non-U.S. taxes of $472)	$858,433
Interest	1,030	$859,463

Fees and expenses*:
Investment advisory services	46,724
Business management services	21,537
Distribution services	71,096
Transfer agent services	28,550
Administrative services	8,395
Reports to shareholders	2,000
Registration statement and prospectus	6,028
Directors’ and advisory board’s compensation	1,141
Auditing and legal	119
Custodian	172
State and local taxes	—†
Other	1,331	187,093
Net investment income		672,370

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments		204,847
Net unrealized appreciation on investments		6,658,992
Net realized gain and unrealized appreciation on investments		6,863,839
Net increase in net assets resulting from operations		$7,536,209

*Additional information related to class-specific fees and expenses is included in the Notes to financial  statements.
†Amount less than one thousand.

See Notes to financial statements

Statements of changes in net assets
(dollars in thousands)

	Six months ended October 31,2009*	Year ended April 30, 2009
Operations:
Net investment income	$672,370	$1,424,548
Net realized gain (loss) on investments	204,847	(8,718,989)
Net unrealized appreciation (depreciation) on investments	6,658,992	(18,332,108)
Net increase (decrease) in net assets resulting from operations	7,536,209	(25,626,549)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(731,205)	(1,596,849)
Distributions from net realized gain on investments	—	(1,101,866)
Total dividends and distributions paid to shareholders	(731,205)	(2,698,715)

Net capital share transactions	(2,405,722)	(4,761,319)

Total increase (decrease) in net assets	4,399,282	(33,086,583)

Net assets:
Beginning of period	43,316,510	76,403,093
End of period (including undistributed net investment income: $292,228 and $351,063, respectively)	$47,715,792	$43,316,510

*Unaudited.

See Notes to financial statements

Notes to financial statements	unaudited

1. Organization and significant accounting policies

Organization — Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) may be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the Fund are not available for purchase.

On May 1, 2009, the Fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (SEC). Refer to the Fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution,administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Net asset value — The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

3. Taxation and distributions

Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2005.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year-end. As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$ 352,503
Capital loss carryforward expiring 2017*	(2,944,294)
Post-October capital loss deferrals (realized during the period November 1, 2008 through April 30, 2009)†	(5,718,784)
*The capital loss carryforward will be used to offset any capital gains realized by the Fund in the current year or in subsequent years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.
† These deferrals are considered incurred in the subsequent year.

As of October 31, 2009, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:
(dollars in thousands)
Gross unrealized appreciation on investment securities	$ 7,301,410
Gross unrealized depreciation on investment securities	(2,473,110)
Net unrealized appreciation on investment securities	4,828,300
Cost of investment securities	42,878,058

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended October 31, 2009			Year ended April 30, 2009
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$581,555	—	$581,555	$1,297,249	$ 870,934	$2,168,183
Class B	17,469	—	17,469	41,064	37,205	78,269
Class C	20,926	—	20,926	45,521	42,136	87,657
Class F-1	25,834	—	25,834	61,223	40,201	101,424
Class F-2*	5,731	—	5,731	2,328	2,274	4,602
Class 529-A	12,354	—	12,354	24,494	17,169	41,663
Class 529-B	1,614	—	1,614	3,214	3,124	6,338
Class 529-C	2,970	—	2,970	5,743	5,563	11,306
Class 529-E	655	—	655	1,245	971	2,216
Class 529-F-1	660	—	660	1,255	819	2,074
Class R-1	635	—	635	1,145	1,062	2,207
Class R-2	7,350	—	7,350	13,966	13,255	27,221
Class R-3	16,253	—	16,253	33,432	24,518	57,950
Class R-4	17,027	—	17,027	26,156	17,866	44,022
Class R-5	12,588	—	12,588	38,814	24,769	63,583
Class R-6†	7,584	—	7,584	—	—	—
Total	$731,205	—	$731,205	$1,596,849	$1,101,866	$2,698,715
*Class F-2 was offered beginning August 1, 2008. †Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.030% on such assets in excess of $77 billion. For the six months ended October 31, 2009, the business management services fee was $21,537,000, which was equivalent to an annualized rate of 0.092% of average daily net assets. During the six months ended October 31, 2009, WMC paid the Fund’s investment adviser $1,065,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $153,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Distributors,¨ Inc. (AFD), the principal underwriter of the Fund’s shares, and American Funds Service Company¨ (AFS), the Fund’s transfer agent. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. For the six months ended October 31, 2009, the investment advisory services fee was $46,724,000, which was equivalent to an annualized rate of 0.199% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services — The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the six months ended October 31, 2009, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$43,848	$27,492	Not applicable	Not applicable	Not applicable
Class B	7,165	1,058	Not applicable	Not applicable	Not applicable
Class C	8,638		$1,298	$ 227	Not applicable
Class F-1	1,916		1,155	98	Not applicable
Class F-2	Not applicable		188	9	Not applicable
Class 529-A	856		454	80	$395
Class 529-B	683		79	24	68
Class 529-C	1,242	Included in	144	40	125
Class 529-E	114	administrative	26	5	23
Class 529-F-1	—	services	23	4	20
Class R-1	254		30	12	Not applicable
Class R-2	2,285		453	970	Not applicable
Class R-3	2,801		831	363	Not applicable
Class R-4	1,294		754	17	Not applicable
Class R-5	Not applicable		366	5	Not applicable
Class R-6*	Not applicable		109	—†	Not applicable
Total	$71,096	$28,550	$5,910	$1,854	$631
*Class R-6 was offered beginning May 1, 2009. †Amount less than one thousand.

Directors’ and advisory board’s deferred compensation — Since the adoption of the deferred compensation plan in 1994, independent directors and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $1,141,000, shown on the accompanying financial statements, includes $774,000 in current fees (either paid in cash or deferred) and a net increase of $367,000 in the value of the deferred amounts.

Affiliated officers and directors — All officers and all interested directors of the Fund are affiliated with WMC. Officers and interested directors do not receive compensation directly from the Fund.

5. Disclosure of fair value measurements

The Fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund’s valuation levels as of October 31, 2009 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Energy	$ 7,249,423	$—	—	$ 7,249,423
Materials	1,749,098	—	—	1,749,098
Industrials	7,483,095	—	—	7,483,095
Consumer discretionary	3,276,854	—	—	3,276,854
Consumer staples	4,248,579	—	—	4,248,579
Health care	7,024,307	—	—	7,024,307
Financials	3,620,284	—	—	3,620,284
Information technology	3,839,558	—	—	3,839,558
Telecommunication services	3,556,858	—	—	3,556,858
Utilities	4,816,552	—	—	4,816,552
Miscellaneous	113,628	—	—	113,628
Short-term securities	—	728,122	—	728,122
Total	$46,978,236	$728,122	—	$47,706,358

6. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales1		Reinvestments of dividends and distributions		Repurchases1		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended October 31, 2009
Class A	$1,161,513	53,423	$549,281	25,315	$(4,022,493)	(183,325)	$(2,311,699)	(104,587)
Class B	7,874	367	16,793	780	(238,270)	(10,963)	(213,603)	(9,816)
Class C	60,940	2,826	19,815	921	(206,382)	(9,507)	(125,627)	(5,760)
Class F-1	221,436	10,281	23,427	1,082	(335,058)	(15,348)	(90,195)	(3,985)
Class F-2	246,409	11,478	4,165	191	(90,827)	(4,255)	159,747	7,414
Class 529-A	42,760	1,964	12,351	570	(56,365)	(2,565)	(1,254)	(31)
Class 529-B	1,158	53	1,614	75	(8,251)	(378)	(5,479)	(250)
Class 529-C	14,814	685	2,968	138	(20,837)	(958)	(3,055)	(135)
Class 529-E	3,019	140	654	30	(3,778)	(171)	(105)	(1)
Class 529-F-1	4,979	228	659	30	(4,588)	(210)	1,050	48
Class R-1	10,322	479	632	29	(6,963)	(318)	3,991	190
Class R-2	75,250	3,485	7,342	341	(82,209)	(3,795)	383	31
Class R-3	138,373	6,354	16,242	752	(143,783)	(6,621)	10,832	485
Class R-4	308,168	14,487	17,020	786	(106,307)	(4,827)	218,881	10,446
Class R-5	150,335	7,053	12,560	579	(694,821)	(33,598)	(531,926)	(25,966)
Class R-62	479,646	23,382	7,433	339	(4,742)	(208)	482,337	23,513
Total net increase (decrease)	$2,926,996	136,685	$692,956	31,958	$(6,025,674)	(277,047)	$(2,405,722)	(108,404)

Year ended April 30, 2009
Class A	$4,200,504	180,201	$2,058,558	91,881	$(10,541,874)	(458,944)	$(4,282,812)	(186,862)
Class B	92,539	4,019	75,383	3,435	(531,235)	(22,802)	(363,313)	(15,348)
Class C	244,752	10,579	83,430	3,822	(605,517)	(26,386)	(277,335)	(11,985)
Class F-1	578,188	24,356	90,468	4,030	(1,023,594)	(44,713)	(354,938)	(16,327)
Class F-23	240,487	10,436	3,918	194	(68,292)	(3,225)	176,113	7,405
Class 529-A	107,569	4,506	41,655	1,877	(108,292)	(4,685)	40,932	1,698
Class 529-B	11,096	464	6,335	291	(18,358)	(792)	(927)	(37)
Class 529-C	36,622	1,551	11,300	520	(45,606)	(1,951)	2,316	120
Class 529-E	7,947	341	2,215	101	(5,958)	(264)	4,204	178
Class 529-F-1	8,609	362	2,074	94	(8,049)	(328)	2,634	128
Class R-1	18,248	765	2,194	101	(17,362)	(734)	3,080	132
Class R-2	187,302	8,071	27,194	1,251	(205,867)	(8,737)	8,629	585
Class R-3	306,695	13,036	57,913	2,611	(552,239)	(21,903)	(187,631)	(6,256)
Class R-4	330,062	14,278	43,973	1,989	(287,409)	(12,009)	86,626	4,258
Class R-5	650,276	26,249	62,999	2,850	(332,172)	(13,420)	381,103	15,679
Total net increase (decrease)	$7,020,896	299,214	$2,569,609	115,047	$(14,351,824)	(620,893)	$(4,761,319)	(206,632)
1 Includes exchanges between share classes of the Fund. 2 Class R-6 was offered beginning May 1, 2009. 3 Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,072,671,000 and $8,174,272,000, respectively, during the six months ended October 31, 2009.

8. Subsequent events

On November 24, 2009, shareholders approved a proposal to reorganize the Fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the Fund reserves the right to delay the implementation. Shareholders also approved amendments to the Fund’s Investment Advisory Agreement and amendments to and elimination of certain fundamental investment policies of the Fund. As of December 9, 2009, the date the financial statements were available to be issued, no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights1
		Income (loss) from investment operations2				Dividends and distributions			Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:	Six months ended 10/31/20095	$19.81	$.32	$3.18	$3.50	$(.35)	$ –	$ (.35)	$22.96	17.78%	$37,019	.73%6	.73%6	2.93%6
	Year ended 4/30/2009	31.92	.64	(11.53)	(10.89)	(.72)	(.50)	(1.22)	19.81	(34.50)	34,012.67		.65	2.60
	Year ended 4/30/2008	36.55	.71	(2.68)	(1.97)	(.72)	(1.94)	(2.66)	31.92	(5.78)	60,782.60		.58	2.02
	Year ended 4/30/2007	32.66	.68	4.71	5.39	(.66)	(.84)	(1.50)	36.55	16.85	70,811.60		.57	2.00
	Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
	Year ended 4/30/2005	28.79	.67	1.22	1.89	(.60)	(.23)	(.83)	29.85	6.55	61,185.61		.60	2.24
Class B:	Six months ended 10/31/20095	19.67	.24	3.16	3.40	(.27)	–	(.27)	22.80	17.35	1,386	1.486	1.486	2.196
	Year ended 4/30/2009	31.71	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.67	(35.01)	1,389	1.42	1.40	1.85
	Year ended 4/30/2008	36.33	.44	(2.67)	(2.23)	(.45)	(1.94)	(2.39)	31.71	(6.51)	2,726	1.36	1.33	1.27
	Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
	Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
	Year ended 4/30/2005	28.64	.43	1.22	1.65	(.37)	(.23)	(.60)	29.69	5.75	2,902	1.38	1.37	1.47
Class C:	Six months ended 10/31/20095	19.63	.23	3.15	3.38	(.26)	–	(.26)	22.75	17.32	1,738	1.516	1.516	2.156
	Year ended 4/30/2009	31.65	.44	(11.44)	(11.00)	(.52)	(.50)	(1.02)	19.63	(35.04)	1,613	1.47	1.44	1.80
	Year ended 4/30/2008	36.26	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.65	(6.54)	2,979	1.41	1.38	1.22
	Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
	Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
	Year ended 4/30/2005	28.59	.41	1.22	1.63	(.35)	(.23)	(.58)	29.64	5.69	2,991	1.46	1.45	1.39
Class F-1:	Six months ended 10/31/20095	19.76	.32	3.17	3.49	(.35)	–	(.35)	22.90	17.78	1,654.726		.726	2.946
	Year ended 4/30/2009	31.85	.64	(11.51)	(10.87)	(.72)	(.50)	(1.22)	19.76	(34.52)	1,506.67		.65	2.59
	Year ended 4/30/2008	36.48	.70	(2.68)	(1.98)	(.71)	(1.94)	(2.65)	31.85	(5.82)	2,947.63		.61	1.99
	Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
	Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
	Year ended 4/30/2005	28.74	.64	1.22	1.86	(.57)	(.23)	(.80)	29.80	6.47	2,505.69		.68	2.15
Class F-2:	Six months ended 10/31/20095	19.81	.33	3.20	3.53	(.38)	–	(.38)	22.96	17.97	340.476		.476	2.976
	Period from 8/5/2008 to 4/30/2009	29.64	.46	(9.22)	(8.76)	(.57)	(.50)	(1.07)	19.81	(29.77)	147.446		.436	3.106

		Income (loss) from investment operations2				Dividends and distributions			Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:	Six months ended 10/31/20095	$19.78	$.31	$3.18	$3.49	$(.34)	$ –	$(.34)	$22.93	17.77%	$821	.79%6	.79%6	2.85%6
	Year ended 4/30/2009	31.89	.62	(11.52)	(10.90)	(.71)	(.50)	(1.21)	19.78	(34.57)	709.73		.71	2.55
	Year ended 4/30/2008	36.51	.67	(2.66)	(1.99)	(.69)	(1.94)	(2.63)	31.89	(5.85)	1,089.69		.66	1.93
	Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
	Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
	Year ended 4/30/2005	28.76	.63	1.23	1.86	(.56)	(.23)	(.79)	29.83	6.47	633.71		.70	2.12
Class 529-B:	Six months ended 10/31/20095	19.69	.23	3.16	3.39	(.26)	–	(.26)	22.82	17.28	140	1.586	1.586	2.076
	Year ended 4/30/2009	31.74	.42	(11.47)	(11.05)	(.50)	(.50)	(1.00)	19.69	(35.08)	126	1.53	1.51	1.74
	Year ended 4/30/2008	36.36	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.74	(6.62)	204	1.49	1.46	1.13
	Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
	Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
	Year ended 4/30/2005	28.68	.38	1.21	1.59	(.32)	(.23)	(.55)	29.72	5.52	148	1.58	1.57	1.26
Class 529-C:	Six months ended 10/31/20095	19.68	.23	3.16	3.39	(.26)	–	(.26)	22.81	17.30	259	1.586	1.586	2.076
	Year ended 4/30/2009	31.73	.43	(11.47)	(11.04)	(.51)	(.50)	(1.01)	19.68	(35.08)	226	1.52	1.50	1.75
	Year ended 4/30/2008	36.35	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.73	(6.62)	361	1.49	1.46	1.13
	Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
	Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
	Year ended 4/30/2005	28.67	.37	1.22	1.59	(.32)	(.23)	(.55)	29.71	5.54	226	1.57	1.56	1.27
Class 529-E:	Six months ended 10/31/20095	19.71	.28	3.17	3.45	(.32)	–	(.32)	22.84	17.58	47	1.076	1.076	2.576
	Year ended 4/30/2009	31.77	.55	(11.48)	(10.93)	(.63)	(.50)	(1.13)	19.71	(34.74)	41	1.02	1.00	2.26
	Year ended 4/30/2008	36.39	.57	(2.66)	(2.09)	(.59)	(1.94)	(2.53)	31.77	(6.14)	60.98		.95	1.64
	Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
	Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74
	Year ended 4/30/2005	28.69	.53	1.22	1.75	(.47)	(.23)	(.70)	29.74	6.09	35	1.05	1.04	1.79
Class 529-F-1:	Six months ended 10/31/20095	19.76	.34	3.17	3.51	(.37)	–	(.37)	22.90	17.82	42.576		.576	3.066
	Year ended 4/30/2009	31.85	.67	(11.50)	(10.83)	(.76)	(.50)	(1.26)	19.76	(34.41)	35.52		.50	2.77
	Year ended 4/30/2008	36.47	.74	(2.66)	(1.92)	(.76)	(1.94)	(2.70)	31.85	(5.65)	52.48		.45	2.14
	Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
	Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24
	Year ended 4/30/2005	28.74	.60	1.22	1.82	(.54)	(.23)	(.77)	29.79	6.35	21.80		.79	2.03

		Income (loss) from investment operations2				Dividends and distributions			Net asset value, end of period	Total return4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-1:	Six months ended 10/31/20095	$19.68	$.23	$3.16	$3.39	$(.27)	$ –	$(.27)	$22.80	17.32%	$56	1.49%6	1.49%6	2.13%6
	Year ended 4/30/2009	31.72	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.68	(34.99)	44	1.43	1.41	1.85
	Year ended 4/30/2008	36.33	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.72	(6.55)	67	1.42	1.40	1.20
	Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
	Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
	Year ended 4/30/2005	28.68	.40	1.21	1.61	(.35)	(.23)	(.58)	29.71	5.62	34	1.50	1.47	1.35
Class R-2:	Six months ended 10/31/20095	19.62	.23	3.15	3.38	(.26)	–	(.26)	22.74	17.32	636	1.556	1.556	2.096
	Year ended 4/30/2009	31.64	.43	(11.44)	(11.01)	(.51)	(.50)	(1.01)	19.62	(35.07)	548	1.50	1.48	1.77
	Year ended 4/30/2008	36.25	.41	(2.66)	(2.25)	(.42)	(1.94)	(2.36)	31.64	(6.57)	865	1.44	1.41	1.19
	Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
	Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
	Year ended 4/30/2005	28.60	.41	1.22	1.63	(.36)	(.23)	(.59)	29.64	5.68	622	1.57	1.44	1.38
Class R-3:	Six months ended 10/31/20095	19.70	.28	3.17	3.45	(.32)	–	(.32)	22.83	17.60	1,181	1.046	1.046	2.606
	Year ended 4/30/2009	31.76	.56	(11.48)	(10.92)	(.64)	(.50)	(1.14)	19.70	(34.72)	1,010.97		.95	2.29
	Year ended 4/30/2008	36.38	.58	(2.67)	(2.09)	(.59)	(1.94)	(2.53)	31.76	(6.13)	1,827.95		.93	1.67
	Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
	Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
	Year ended 4/30/2005	28.68	.56	1.21	1.77	(.49)	(.23)	(.72)	29.73	6.17	1,705.95		.94	1.89
Class R-4:	Six months ended 10/31/20095	19.75	.31	3.18	3.49	(.36)	–	(.36)	22.88	17.76	1,145.736		.736	2.856
	Year ended 4/30/2009	31.83	.63	(11.50)	(10.87)	(.71)	(.50)	(1.21)	19.75	(34.52)	782.69		.67	2.59
	Year ended 4/30/2008	36.46	.68	(2.68)	(2.00)	(.69)	(1.94)	(2.63)	31.83	(5.87)	1,125.67		.65	1.95
	Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
	Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
	Year ended 4/30/2005	28.73	.64	1.22	1.86	(.58)	(.23)	(.81)	29.78	6.46	830.68		.67	2.14
Class R-5:	Six months ended 10/31/20095	19.80	.36	3.17	3.53	(.38)	–	(.38)	22.95	17.91	712.436		.436	3.296
	Year ended 4/30/2009	31.92	.70	(11.53)	(10.83)	(.79)	(.50)	(1.29)	19.80	(34.31)	1,129.39		.37	2.91
	Year ended 4/30/2008	36.55	.78	(2.67)	(1.89)	(.80)	(1.94)	(2.74)	31.92	(5.57)	1,319.37		.35	2.24
	Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
	Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
	Year ended 4/30/2005	28.79	.73	1.22	1.95	(.66)	(.23)	(.89)	29.85	6.78	619.38		.37	2.45
Class R-6:	Six months ended 10/31/20095	19.95	.35	3.05	3.40	(.38)	–	(.38)	22.97	17.17	540.386		.386	3.186

	Six months ended October 31, 20095	Year ended April 30

		2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	13%	39%	18%	19%	13%	16%

1 Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Based on average shares outstanding.
3 Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4 This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5 Unaudited.
6 Annualized.

See Notes to financial statements

Expense example	unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 through October 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2009	Ending account value 10/31/2009	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,177.78	$4.01	.73%
Class A — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class B — actual return	1,000.00	1,173.54	8.11	1.48
Class B — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class C — actual return	1,000.00	1,173.19	8.27	1.51
Class C — assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class F-1 — actual return	1,000.00	1,177.77	3.95	.72
Class F-1 — assumed 5% return	1,000.00	1,021.58	3.67	.72
Class F-2 — actual return	1,000.00	1,179.66	2.58	.47
Class F-2 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-A — actual return	1,000.00	1,177.73	4.34	.79
Class 529-A — assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-B — actual return	1,000.00	1,172.83	8.65	1.58
Class 529-B — assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class 529-C — actual return	1,000.00	1,173.05	8.65	1.58
Class 529-C — assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class 529-E — actual return	1,000.00	1,175.76	5.87	1.07
Class 529-E — assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-F-1 — actual return	1,000.00	1,178.22	3.13	.57
Class 529-F-1 — assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-1 — actual return	1,000.00	1,173.20	8.16	1.49
Class R-1 — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class R-2 — actual return	1,000.00	1,173.18	8.49	1.55
Class R-2 — assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class R-3 — actual return	1,000.00	1,176.02	5.70	1.04
Class R-3 — assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class R-4 — actual return	1,000.00	1,177.63	4.01	.73
Class R-4 — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class R-5 — actual return	1,000.00	1,179.10	2.36	.43
Class R-5 — assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-6 — actual return	1,000.00	1,171.70	2.07	.38
Class R-6 — assumed 5% return	1,000.00	1,023.29	1.94	.38

*The "expenses paid during period" are equal to the "annualized expense ratio," multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory Agreement
The Fund’s board (the "board") has approved the Fund’s Investment Advisory Agreement (the "agreement") with Capital Research and Management Company (CRMC) for an additional one-year term through August 31, 2010. The board approved the agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "committee"), which is composed of all of the Fund’s independent board members. The board and the committee determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the Fund and CRMC. The board and the committee also considered the nature, extent and quality of investment management, compliance and shareholder services provided by CRMC to the Fund under the agreement and other agreements as well as the benefits to shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the Fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the Fund in light of its objective of providing income and growth of principal through investments in quality common stocks. They compared the Fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the Fund is included) and market data such as relevant market indexes, in each case as available at the time of the related meetings. The board and the committee also considered analytical data developed in a special report by Lipper Inc. regarding investment results of the Fund. This shareholder report contains certain information about the Fund’s recent investment results in the letter to shareholders. The board and the committee concluded that long-term results have been satisfactory and that CRMC’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the Fund to those of other comparable funds. They observed that the Fund’s advisory fees and expenses remain significantly below those of most other comparable funds. The board and the committee also noted the breakpoint discounts in the Fund’s advisory fee structure that reduce the level of fees charged by CRMC to the Fund as Fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the Fund. They noted that, although the fees paid by those clients generally were lower than those paid by the Fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the Fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the Fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the Fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the Fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and committee further considered the breakpoint discounts in the Fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the Fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the Fund’s shareholders.

Other share class results	unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	–16.51%	–1.06%	2.45%
Not reflecting CDSC	–12.34	–0.73	2.45
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	–13.24	–0.79	0.74
Not reflecting CDSC	–12.40	–0.79	0.74
Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	–11.67	–0.01	1.54
Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	–11.46	—	–14.67
Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–16.84	–1.24	0.75
Not reflecting maximum sales charge	–11.76	–0.06	1.53
Class 529-B shares1,3 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	–16.61	–1.19	0.91
Not reflecting CDSC	–12.45	–0.87	0.91
Class 529-C shares3 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	–13.27	–0.86	0.70
Not reflecting CDSC	–12.44	–0.86	0.70
Class 529-E shares2,3 — first sold 3/1/02	–11.99	–0.35	0.80
Class 529-F-1 shares2,3 — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	–11.52	0.11	3.73
1 These shares are not available for purchase.
2 These shares are sold without any initial or contingent deferred sales charge.
3 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager waived a portion of their management fees from September 1, 2004 through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 22 to 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the Fund’s prospectus.

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes) on record date (August 28, 2009):2,126,477,212Total shares voted:1,416,744,429  (67%)

Election of Directors
Director	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld	Director	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Nariman Farvardin	1,376,325,620	97%	40,418,809	3%	James C. Miller III	1,376,213,380	97%	40,531,049	3%
Barbara Hackman Franklin	1,376,203,518	97	40,540,911	3	Donald L. Nickles	1,376,249,881	97	40,494,548	3
Mary Davis Holt	1,376,384,841	97	40,359,588	3	William J. Shaw	1,376,507,886	97	40,236,543	3
R. Clark Hooper	1,376,065,871	97	40,678,558	3	J. Knox Singleton	1,376,229,339	97	40,515,090	3
James H. Lemon, Jr.	1,376,128,400	97	40,616,029	3	Jeffrey L. Steele	1,376,423,973	97	40,320,456	3
Harry J. Lister	1,376,153,446	97	40,590,983	3	Lydia W. Thomas	1,376,341,139	97	40,403,290	3

	Votes for	Percent of shares voting for	Votes against	Percent of shares against	Votes abstaining	Percent of shares abstaining
To approve an Agreement and Plan of Reorganization.	1,130,569,203	80%	33,042,826	2%	253,132,400	18%
To update the Fund’s fundamental investment policies regarding:
Borrowing	1,128,339,460	80	35,654,511	3	252,750,458	18
Issuance of senior securities	1,127,410,038	80	35,599,455	3	253,734,936	18
Underwriting	1,128,423,830	80	34,315,783	2	254,004,816	18
Investments in real estate or commodities	1,124,993,961	79	38,659,762	3	253,090,706	18
Lending	1,125,217,681	79	37,785,724	3	253,741,024	18
Industry concentration	1,129,068,654	80	33,468,022	2	254,207,753	18
Maintaining a fully invested portfolio	1,132,651,587	80	30,572,199	2	253,520,643	18
Approving the elimination of certain polices	1,122,132,664	79	38,293,473	3	256,318,292	18
To approve a policy allowing CRMC to appoint subsidiary advisers for
the Fund’s day-to-day management without shareholder approval.	1,117,461,692	79	44,374,075	3	254,908,662	18
To approve amendments to the Fund’s Investment Advisory
Agreement with CRMC.	1,120,982,127	79	39,441,873	3	256,320,429	18
To approve a form of Subsidiary Agreement and appointment of
subsidiary advisers for the Fund.	1,115,479,634	79	45,119,960	3	256,144,835	18
Shareholder proposal regarding genocide-free investing.	122,049,012	10	1,013,339,764	85	62,128,807	5

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Procedures and Principles" — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, DC. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it may also be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2009, this report must be accom-panied by an American Funds statistical update for the most recently completed calendar quarter.

Offices of the Fund and
of the business manager
Washington Management
Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3521
202/842-5665

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent
American Funds Service
Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, NW
Washington, DC 20006-2401

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

The Capital Group Companies
American FundsCapital Research and ManagementCapital InternationalCapital GuardianCapital Bank and Trust
Lit. No. MFGESR-901-1209P (S20714) Printed on paper containing 10% post-consumer waste   Printed with inks containing soy and/or vegetable oil

ITEM 2.  Code of Ethics.

Not applicable to this filing.

ITEM 3.  Audit Committee Financial Expert.

Not applicable to this filing.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable to this filing.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  Schedule of Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a)	Not applicable to this filing.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund, Inc.

By  /s/ Jeffrey L. Steele
         Jeffrey L. Steele, President and Principal Executive Officer

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By  /s/ Jeffrey L. Steele
         Jeffrey L. Steele, President and Principal Executive Officer
Date: December 22, 2009

 By  /s/ Michael W. Stockton
          Michael W. Stockton, Principal Financial Officer,
          Vice President and Treasurer

Date: December 22, 2009